STOCK PURCHASE AGREEMENT

   AGREEMENT, dated as of August 23, 2000, among HEALTHCARE INTEGRATED SERVICES,
INC.  (the  "Company"),   and  HUNTINGTON  STREET  COMPANY   ("Huntington")  and
VENTURETEK L.P. ("Venture" and together with Huntington, the "Purchasers").

         For and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

         1. Purchase and Sale. Subject to and in accordance with the terms and conditions of this Agreement, the Company shall sell to the Purchasers, and the Purchasers shall purchase from the Company, 226,004 shares (the "Common Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") for an aggregate purchase price of $500,000 (the "Purchase Price").

         The number of Common Shares to be issued to and acquired by each of the Purchasers and the consideration for such shares to be paid by the Purchasers is set forth opposite the name of the Purchasers on Schedule 1 hereto.

         2. Closing. The closing of the purchase and sale of the Common Shares under this Agreement shall be held at the office of Swidler Berlin Shereff
Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, 12th Floor, New York, New York 10174, as soon as practicable (but in any event within two business days) after the conditions in Section 6 hereof have been satisfied or waived, or at such other location or on such other date as the Purchasers and the Company shall agree (the "Closing"). At the Closing, the Company shall deliver to each Purchaser the certificate representing the Common Shares to be issued to and acquired by such Purchaser, free and clear of all liens and encumbrances (except (i) under the provisions of applicable federal and foreign and state securities law and (ii) as a result of acts of the Purchasers), and the Purchasers shall deliver to the Company the Purchase Price, in accordance with the wire transfer instructions attached hereto as Schedule 2.

         3.       Transfer Restrictions.

                  a. Restricted Shares. Each Purchaser understands and agrees that the Common Shares have not been (nor will the Reset Shares, as defined in Section 10 below, be) registered under the Securities Act of 1933, as amended (the "Securities Act"), or any foreign or state securities laws and that, accordingly, they will not be transferable except as permitted under various exemptions contained in the Securities Act, foreign or state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Each Purchaser acknowledges and agrees that it must bear the economic risk of the Common Shares and the Reset Shares, if any, for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be transferred unless they are subsequently registered or an exemption from registration is available.



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     b. Legend.  Each  Purchaser  agrees with the Company that the  certificates evidencing the Common Shares and the Reset Shares, if any, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES
                    LAW. THESE SECURITIES MAY NOT BE PLEDGED,
                    HYPOTHECATED, SOLD OR TRANSFERRED IN THE
                  ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION
                 THEREFROM UNDER THE SECURITIES ACT OF 1933, AS
                   AMENDED, OR ANY APPLICABLE STATE SECURITIES
                                      LAW."

                  c. Removal of Legend. The legend endorsed on the certificates pursuant to Section 3(b) hereof shall be removed and the Company shall issue a certificate without such legend to the holder thereof at such time as the securities evidenced thereby cease to be restricted securities upon the earliest to occur of (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such securities may be sold by the holder without restriction or registration under Rule 144(k) under the Securities Act (or any successor provision).

     d. Stop Transfer Notations. The Company and any transfer agent acting on its behalf may maintain on the Company's register for the Common Stock appropriate "stop transfer" notations with respect to the Common Shares and the Reset Shares, if any.

     4. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers that:

                  a. Organization of the Company and its Subsidiaries. Each of the Company and its Subsidiaries (as defined below) (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or limited liability company power and authority to carry on its business as now being conducted and
(ii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (1) the business, properties, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) the ability of the Company to consummate the transactions contemplated hereby (a "Material Adverse Effect"). As used in this Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization,


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whether  incorporated  or  unincorporated,  of which (x) such party or any other
Subsidiary of such party is a general partner or (y) at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

                  b.       Valid Offering of Shares.

         i. Upon issuance of the Common Shares pursuant to this Agreement, the Common Shares will be duly and validly issued, fully paid and non-assessable, and the Purchasers will receive good title thereto, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever and free of any other restriction (including any restriction on the right to use, vote, sell or otherwise dispose of such capital stock or other ownership interests) (collectively, "Liens"), except (1) under the provisions of applicable federal and foreign and state securities law and (2) as a result of acts of the Purchasers. Upon issuance of the Reset Shares pursuant to this Agreement, if any, the Reset Shares will be duly and validly issued, fully paid and non-assessable, and the Purchasers will receive good title thereto, free and clear of all Liens, except (1) under the provisions of applicable federal and foreign and state securities law and (2) as a result of acts of the Purchasers.

          ii. Neither the Company nor its Subsidiaries has taken any action that would result in the offering and sale of the Common Shares and the Reset Shares pursuant to this Agreement being treated as a public offering and not a valid private offering under the law.

            c.       Authority; No Conflict; Required Filings and Consents.
                     -----------------------------------------------------

         i. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary and appropriate corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     ii.   Except as set forth on Schedule 4, the execution and delivery of this
                                                           ----------
Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, (1) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or By-laws of the Company, (2) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond,


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mortgage,   indenture,  lease,  contract  or  other  agreement,   instrument  or
obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (3) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (2) and (3) for any such violations, breaches, defaults, terminations, cancellations, accelerations or conflicts which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

      iii. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except applications to list the Common Shares and the Reset Shares, if any, on The American Stock Exchange ("AMEX")).

                  d.       Public Filings; Financial Statements.

               i. Since November 12, 1991, the Company has filed with the Securities and Exchange Commission (the "SEC") all reports, schedules, forms, registration statements and other documents required to be filed by it as a registrant under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except for matters otherwise corrected by the subsequent filing with the SEC of an appropriate amendment prior to the date of this Agreement, such reports, forms, and documents filed by the Company with the SEC prior to the date of this Agreement and since November 12, 1991 (the "Company SEC Reports") (including any financial statements filed as a part thereof or incorporated by reference therein) did not, at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading.

      ii. Each of the consolidated financial statements (including, in each case, any related notes) of the Company contained in the Company SEC Reports was prepared in accordance with the books of account and other financial records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates, and the consolidated results of its operations and cash flows for the periods, indicated, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments which were not material in amount.


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     e.  Brokers.  None of the  Company  or any of its  officers,  directors  or employees have employed any broker or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Agreement.

     f. No Material Adverse Change. Since March 31, 2000, there has been no material adverse change in the business, properties, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole.

                  g. No Default. The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) its Certificate of Incorporation and By-laws, (ii) any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (iii) any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) for any such defaults or violations which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

     h. Litigation. There are no material suits, claims or proceedings which are pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its subsidiaries or any of their respective assets and properties.

     i. Taxes. The Company (i) has filed all federal and all material state, local and foreign returns, declarations, reports, estimates, information returns and statements that were required to be filed by it on or prior to the Closing (the "Returns"), (ii) all such Returns were, when filed, and continue to be, correct and complete in all material respects, and (iii) all taxes, charges, fees, levies or other assessments shown by the Returns to be owed by the Company have been timely paid in all material respects (except to the extent that liability therefor is reserved for in the Company's most recent audited financial statements).

     5.   Representations  and  Warranties  of  the  Purchasers.   Each  of  the
Purchasers, severally and not jointly, represents and warrants to the Company that:

                  a. Organization of the Purchaser. Such Purchaser (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate or partnership power and authority to carry on its business as now being conducted and (ii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (1) the business, properties, condition (financial or otherwise) or results of operation of such Purchaser and its


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Subsidiaries,  taken  as a  whole,  or (2)  the  ability  of the  Purchasers  to consummate the transactions contemplated hereby (a "Purchasers Material Adverse Effect").

             b.       Authority; No Conflict; Required Filings and Consents.
                      -----------------------------------------------------

     i. Such Purchaser has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Purchaser have been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

         ii. The execution and delivery of this Agreement by such Purchaser does not, and the consummation of the transactions contemplated hereby will not,
(1) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or By-laws or other operative organizational documents of such Purchaser, (2) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which such Purchasers or any of its Subsidiaries is a party, or (3) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Purchasers or any of its Subsidiaries or any its or their properties or assets, except in the case of clauses (2) and (3) for any such violations, breaches, defaults, terminations, cancellations, accelerations or conflicts which are not, individually or in the aggregate, reasonably likely to have a Purchasers Material Adverse Effect.

      iii. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Purchaser (or any of its Subsidiaries) in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except any such consents, approvals, orders, authorizations, registrations, declarations and filings the absence of which is not, individually or in the aggregate, reasonably likely to have a Purchasers Material Adverse Effect.

     c. Knowledge and Experience. Such Purchaser has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid investment such as an investment in the Company and has evaluated the merits and risks of such an investment. Such Purchaser is not relying on the Company with respect to the corporate tax, legal and economic considerations involved in this investment. Such


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Purchaser understands that the offer and sale of the Common Shares and the Reset
Shares, if any, have not been approved or disapproved by the SEC or any other Governmental Entity.

                  d. No other Representations or Warranties. No representations or warranties have been made to such Purchaser by the Company or any director, officer, employee, agent or affiliate of the Company, other than the representations of the Company set forth herein, and the decision of such Purchaser to purchase the Common Shares it is acquiring is based on the information contained in this Agreement, the Company SEC Reports and such Purchaser's own independent investigation of the Company.

                  e. Ability to Withstand Loss of Investment. The overall commitment of such Purchaser to investments which are not readily marketable is not disproportionate to the net worth of such Purchaser, and such Purchaser's acquisition of the Common Shares and the Reset Shares, if any, it is acquiring will not cause such overall commitment to become excessive. Such Purchaser understands that a total loss of capital is possible. Such Purchaser acknowledges that it is capable of bearing a complete loss of its investment in the Company.

                  f. No Public Solicitation. Such Purchaser acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Common Shares and the Reset Shares, if any, to such Purchaser by means of any form of general solicitation or advertising, including without limitation (1) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     g. Accredited Investor Status. Such Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

     h. Acquiring for Investment Purposes. Such Purchaser is acquiring the Common Shares (and the Reset Shares, if any) solely for its own account, for investment purposes only, and not with a view towards their resale or distribution.

     i. No Brokers, Finders, etc. Such Purchaser has not employed any broker, financial advisor or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Agreement.

                  j. No Action Taken to Invalidate Private Placement. Such Purchaser has not taken any action that would result in the offering of the Common Shares and the Reset Shares, if any, pursuant to this Agreement being treated as a public offering and not a valid private offering under the law.



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         6.       Conditions to Closing.

                  a. Conditions applicable to Each Party. The respective obligations of each party to this Agreement set forth herein to purchase and sell the Common Shares and the Reset Shares, if any, shall be subject to the satisfaction (or waiver by each party) of the following condition on and as of the Closing (and, in respect to the purchase and sale of the Reset Shares, on and as of the issue date of the Reset Shares):

                           No litigation, investigation, inquiry, proceeding, statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement.

                  b. Conditions to Obligations of the Company. The obligations of the Company set forth herein to issue and sell the Common Shares and the Reset Shares, if any, also shall be subject to the satisfaction (or waiver by the Company) of each of the following conditions on and as of the Closing (and, in respect to the purchase and sale of the Reset Shares, on and as of the issue date of the Reset Shares):

                           i. The representations and warranties of the Purchasers made herein shall have been true and correct in all material respects as of the date when made and as of the Closing (and, in respect to the purchase and sale of the Reset Shares, as of the issue date of the Reset Shares) as though made at that time (except for any such representations and warranties that speak as of a specific date).

                           ii. The Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied or complied with by the Purchasers at or prior to the Closing, including payment of the Purchase Price, (and, in respect to the purchase and sale of the Reset Shares, at or prior to the issue date of the Reset Shares).

                  c. Conditions to Obligations of the Purchasers. The obligations of the Purchasers set forth herein to purchase the Common Shares also shall be subject to the satisfaction (or waiver by the Purchasers) of each of the following conditions on and as of the Closing:



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



                           i. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date).

                           ii. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied and complied with by them at or prior to the Closing, including delivery of the executed certificates for the Common Shares.

                           iii. The Company shall have obtained those consents required for the consummation of the transactions contemplated by this Agreement set forth on Schedule 4.

         7.       Indemnification.

                  a.       Agreement to Indemnify.

          i. The Company agrees to indemnify, defend and hold harmless the Purchasers (and their respective officers, directors, affiliates and permitted assigns) from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Company contained in this Agreement or the failure of the Company to perform any of its agreements or covenants contained herein, except to the extent such Losses are based upon, arise out of or are otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Purchasers contained in this Agreement or the failure of the Purchasers to perform any of their agreements or covenants contained herein.

        ii. Each Purchaser, severally and not jointly, agrees to indemnify, defend and hold harmless the Company (and its officers, directors, affiliates and permitted assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of (1) any inaccuracy in or breach of any representations or warranties made by such Purchaser contained in this Agreement or any action taken by the Company or its affiliates in reliance upon the accuracy of such representations or warranties or (2) the failure of such Purchaser to perform any of its agreements or covenants contained herein, except to the extent such Losses are based upon, arise out of or are otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Company contained in this Agreement or the failure of the Company to perform any of its agreements or covenants contained herein. Notwithstanding the foregoing, each Purchaser's indemnification obligations hereunder shall be limited to such Purchaser's proportionate share of the Purchase Price.

                  b.       Indemnification Procedure.

          i. A party entitled to indemnification pursuant to this Section 7 (an "Indemnified Party") shall provide written notice to the indemnifying party (the "Indemnifying Party") of any claim of such Indemnified Party for indemnification under this Agreement promptly after the date on which such Indemnified Party has actual knowledge of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the Indemnifying Party shall be given reasonable access to any documents or properties within the control of the Indemnified Party as may be useful or necessary in the investigation of the basis for such claim. The failure to so notify the Indemnifying Party shall not constitute a waiver of such claim except to the extent that the Indemnifying Party is materially prejudiced by such failure.

         ii. If any Indemnified Party seeks indemnification hereunder based upon a claim asserted by a third party, then the Indemnifying Party shall have the right (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing) to defend such claim at its expense and through counsel of its own choosing (and reasonably acceptable to the Indemnified Party) if it gives written notice of its intention to do so no later than 20 days following notice thereof by an Indemnified Party; provided, however, that, if, in the reasonable opinion of counsel to the Indemnified Party, separate counsel is required because a conflict of interest would otherwise exist, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; provided further, however, that the Indemnified Party shall always have the right to select separate counsel to participate in the defense of such action on its behalf, at its own expense. If the Indemnifying Party does not so choose to defend any such claim asserted by a third party for which any Indemnified Party would be entitled to indemnification hereunder, then the Indemnified Party shall be entitled to recover from the Indemnifying Party all of the reasonable attorney's fees and other costs and expenses of litigation incurred in the defense of such claim. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, in any case be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties. Notwithstanding the assumption of the defense of any claim by an Indemnifying Party, the Indemnified Party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld or delayed) if such settlement (1) does not include as an unconditional term the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such claim or (2) requires anything from the Indemnified Party other than the payment of money damages which the Indemnifying Party has agreed to pay in full. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its prior written consent (not to be unreasonably withheld or delayed).

     8. Termination. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

                  a. by mutual written consent of the Company and the Purchasers;

                  b. by the Company or the Purchasers if the Closing shall not have occurred by September 1, 2000; provided, however, that the right to terminate this Agreement under this Section 8 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

                  c. by the Company or the Purchasers if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non- appealable;

                  d. by the Company if (i) the representations or warranties made by any Purchaser is not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) any Purchaser fails to comply in any material respect with any of its covenants or agreements contained herein; or

                  e. by the Purchasers if (i) the representations and warranties made by the Company are not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) the Company fails to comply in any material respect with any of its covenants or agreements contained herein.

The termination of this Agreement pursuant to clauses (b), (c), (d) and (e) above shall be without prejudice to the right of the non-breaching party to pursue any and all remedies available to it (including the commencement of any action or other proceeding or the assertion of any equitable right) as a result of such breach.

         9. Registration. Within 30 days after the Closing, the Company will file a registration statement (the "Registration Statement") under the Securities Act to permit the offer and sale by the Purchasers of the Common Shares. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC within 75 days after the initial filing thereof. The fees and expenses related to such filing (excluding underwriter discounts and commissions and the fees and expenses of counsel to the Purchasers) will be payable by the Company. The Company may delay the filing and/or effectiveness of the Registration Statement for a period not to exceed 90 days if the Company is in possession of material nonpublic information that the Company would be required pursuant to applicable law, rule or regulation to disclose in the Registration Statement and that is not, but for the registration, otherwise required to be so disclosed at the time of such registration, the disclosure of which, in its good faith judgment, is likely to have a material adverse effect on the business, operations or prospects of the Company. The Company will use its reasonable best efforts to keep the Registration Statement continuously effective until the Purchasers have completed the distribution described therein; provided that, notwithstanding the foregoing, at the Company's election, the Company may cease to keep the Registration Statement effective with respect to any shares covered thereby, and the registration rights of a Purchaser shall expire with respect to such shares, at such time as such shares may be sold pursuant to Rule 144(k) under the Securities Act (or other exemption from registration mutually acceptable to the Company and the Purchasers). In connection with the filing of the Registration Statement, the Company will indemnify and hold harmless, to the extent permitted by law, the Purchasers and their respective directors, officers and affiliates (the "Indemnitees") against any and all losses, claims, damages, liabilities and/or expenses (collectively, "Claims") to which such Indemnitees may become subject under the Securities Act, common law or otherwise, insofar as such Claims (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or incorporated by reference therein, or in any preliminary, final or summary prospectus contained therein (except where errors or omissions in such preliminary prospectus are corrected in the final prospectus and the Purchasers fail to deliver such final prospectus) or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Indemnitees for any legal expenses reasonably incurred by them in connection with defending any such Claim; provided, however, that the Company shall not be liable to any Indemnitee in any such case to the extent that any such Claim (or action or proceeding in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or incorporated by reference therein, or in any amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in material conformity with written information with respect to any Purchaser furnished to the Company by or on behalf of such Purchaser for use in the preparation thereof. The foregoing indemnity agreement shall not apply to amounts paid in settlement of claims if such settlement is effectuated without the consent of the Company (which shall not be unreasonably withheld). At its expense, the Company shall make available to the Purchasers such number of copies of the prospectus constituting a part of the Registration Statement as is reasonably necessary to allow the Purchasers to resell the Common Shares. In connection with the Company's registration obligations set forth above, the Company shall use its reasonable efforts to cause the shares covered by the Registration Statement to be listed or admitted for trading or otherwise included on each securities exchange, if any, (including, without limitation, The American Stock Exchange) on which similar securities issued by the Company are then listed.

         10.      Reset.

     a. The aggregate amount of Common Stock issuable to the Purchasers shall be redetermined as described herein and, if appropriate, additional shares of Common Stock (the

"Reset Shares") or, if Company stockholder approval of the issuance of the Reset Shares has not been obtained by the 150th day after the Closing, cash or a Company promissory note (as more fully described below) (the "Reset Amount" and together with the Reset Shares, the "Reset Securities") will be issued (as applicable) and delivered to the Purchasers as provided herein. The Purchase Price shall be deemed the purchase price of all the securities to be issued pursuant to this Agreement including the Reset Securities.

                  b. On the earlier of (i) the 120th day following the Closing and (ii) the effective date of the Registration Statement (the "Reset Date"), the Company shall determine the average closing bid price for the Common Stock as reported by AMEX for the 20 consecutive trading days preceding the Reset Date (the "Reset Price"). If the Reset Price is less than $2.88 (subject to appropriate adjustment for stock splits, stock dividends and similar events) for the Reset Date, then, subject to subsection (d) below, the Company shall promptly issue to the Purchasers hereunder, without payment of additional consideration therefor, that number of additional shares of Common Stock calculated as follows:

                                    A  =  (B minus C) divided by D

                  A= The aggregate number of Reset Shares issuable to the Purchasers

                  B=       X multiplied by Y multiplied by Z, where

                           X       = The  aggregate  number  of  Common
                                   Shares issuable  hereunder then held
                                   by the  Purchasers  and not  sold or
                                   otherwise transferred (excluding the
                                   Reset Shares)

                           Y = $500,000 divided by the aggregate number of Common Shares issuable hereunder (excluding the Reset Shares)

                           Z =     130%

                  C= The product obtained by multiplying the aggregate number of Common Shares issuable hereunder then held by the Purchasers and not sold or otherwise transferred (excluding the Reset Shares) by the Reset Price

                  D=       The Reset Price

         By way of example, if the Reset Price for the Reset Date is $2.50 and the Purchasers have purchased an aggregate of 226,004 Common Shares for the Purchase Price of $500,000 and still own all of such shares as of the Reset Date, then the Company shall issue to the Purchasers 33,720 Reset Shares following the Reset Date.

                  c. The Reset Shares, if any, issued hereunder shall be subject to the restrictions, limitations and conditions imposed upon the Common Shares issued upon the initial subscription under this Agreement. The Reset Securities shall be allocated among the Purchasers in proportion to the number of Common Shares acquired by them hereunder.

                  d. If Company stockholder approval of the issuance of the Reset Shares is not obtained on or prior to the 150th day after the Closing, then instead of issuing the Purchasers the Reset Shares to which they otherwise would be entitled to receive in accordance with subsection (b) above, the Company shall deliver to the Purchasers a cash amount (the "Reset Payment") equal to the then fair market value of the Reset Shares (which shall be equal to the average closing bid price for the Common Stock as reported by AMEX for the 20 consecutive trading days preceding the Reset Date). If the Company is financially unable to deliver all of the Reset Payment in cash within three days of the Reset Date, then that portion of the Reset Payment which the Company is unable to pay shall be payable by delivery by the Company of a promissory note in such amount bearing interest at the rate of 9% per annum, with principal and interest payable in full on the first anniversary of the date of delivery.

                  e. Within 30 days after  stockholder  approval of the issuance of the Reset Shares, if any, the Company will file a registration statement (the "Reset Registration Statement") under the Securities Act to permit the offer and sale by the Purchasers of the Reset Shares. The Company will use its reasonable best efforts to cause the Reset Registration Statement to be declared effective by the SEC within 75 days after the initial filing thereof. The fees and expenses related to such filing (excluding underwriter discounts and commissions and the fees and expenses of counsel to the Purchasers) will be payable by the Company. The Company may delay the filing and/or effectiveness of the Reset Registration Statement for a period not to exceed 90 days if the Company is in possession of material nonpublic information that the Company would be required pursuant to applicable law, rule or regulation to disclose in the Reset Registration Statement and that is not, but for the registration, otherwise required to be so disclosed at the time of such registration, the disclosure of which, in its good faith judgment, is likely to have a material adverse effect on the business, operations or prospects of the Company. The Company will use its reasonable best efforts to keep the Reset Registration Statement continuously effective until the Purchasers have completed the distribution described therein; provided that, notwithstanding the foregoing, at the
Company's  election,  the  Company  may  cease  to keep the  Reset  Registration
Statement effective with respect to any shares covered thereby, and the registration rights of a Purchaser shall expire with respect to such shares, at such time as such shares may be sold pursuant to Rule 144(k) under the Securities Act (or other exemption from registration mutually acceptable to the Company and the Purchasers). In connection with the filing of the Reset Registration Statement, the Company will indemnify and hold harmless, to the extent permitted by law, the Purchasers and their respective directors, officers and affiliates (the "Indemnitees") against any and all losses, claims, damages, liabilities and/or expenses (collectively, "Claims") to which such Indemnitees may become subject under the Securities Act, common law or otherwise, insofar as such Claims (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the

Reset Registration Statement, or incorporated by reference therein, or in any preliminary, final or summary prospectus contained therein (except where errors or omissions in such preliminary prospectus are corrected in the final prospectus and the Purchasers fail to deliver such final prospectus) or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Indemnitees for any legal expenses reasonably incurred by them in connection with defending any such Claim; provided, however, that the Company shall not be liable to any Indemnitee in any such case to the extent that any such Claim (or action or proceeding in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Reset Registration Statement, or incorporated by reference therein, or in any amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in material conformity with written information with respect to any Purchaser furnished to the Company by or on behalf of such Purchaser for use in the preparation thereof. The foregoing indemnity agreement shall not apply to amounts paid in settlement of claims if such settlement is effectuated without the consent of the Company (which shall not be unreasonably withheld). At its expense, the Company shall make available to the Purchasers such number of copies of the prospectus constituting a part of the Reset Registration Statement as is reasonably necessary to allow the Purchasers to resell the Reset Shares, if any. In connection with the Company's registration obligations set forth above, the Company shall use its reasonable efforts to cause the shares covered by the Reset Registration Statement to be listed or admitted for trading or otherwise included on each securities exchange, if any, (including, without limitation, The American Stock Exchange) on which similar securities issued by the Company are then listed.

         11. Stockholders' Meeting. As soon as reasonably practicable after the Closing, the Company will take all action necessary in accordance with applicable law and its charter and by-laws to convene a meeting of its stockholders for the purpose of approving and ratifying the issuance of the Reset Shares (the "Meeting"). The Company will use its reasonably best efforts to cause its Board of Directors (subject to its fiduciary obligations) to recommend to the Company's stockholders approval and ratification of such issuance and will use all commercially reasonable efforts to obtain stockholder approval and ratification of such issuance. In connection with the foregoing, each Purchaser will supply to the Company (and be responsible for) such information related to such Purchaser as is required to be included in the proxy statement for the Meeting. The proxy statement for the Meeting will be filed with the SEC as soon as practicable after the Closing, but in any event within 90 days thereafter. If at any time prior to the Meeting, any event with respect to a Purchaser or with respect to other information supplied by such Purchasers for inclusion in such proxy statement shall occur which is required to be described in an amendment of, or a supplement to, such proxy statement, such Purchaser will provide written notice thereof to the Company and such event will be so described, and such amendment or supplement will be promptly filed with the SEC and, as required by applicable law, disseminated to the Company's stockholders. Each Purchaser further represents and warrants that all information provided by such Purchaser for inclusion in such proxy statement will be true, complete and correct and shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not false or misleading in light of the circumstances under which they were made.

     12. Use of Proceeds. The Company shall use the Purchase Price received hereunder for the purposes set forth on Schedule 12 hereto.


         13.      General.

                  a. Each Purchaser acknowledges and agrees that any information or data it has acquired from or about the Company and its Subsidiaries, not otherwise properly in the public domain, was received in confidence. Each
Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or misuse in any way, any confidential information of the Company and its Subsidiaries, including any scientific, technical, trade or business secrets of the Company and its Subsidiaries and any scientific, technical, trade or business materials that are treated by the Company and its Subsidiaries as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and its Subsidiaries and confidential information obtained by or given to the Company and its Subsidiaries about or belonging to third parties.

                  b. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to consummate the transactions contemplated by this Agreement. Each party will use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement as promptly as practicable after the date hereof, including (i) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Agreement and (ii) taking all reasonable steps as may be necessary to obtain all such material consents, waivers, licenses, registrations, permits, authorizations, tax rulings, orders and approvals. Nothing in this Agreement shall require any party (or any of its Subsidiaries or affiliates) to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or agree to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, whether as a condition to obtaining any approval from a Governmental Entity or for any other reason.

                  c. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, three days after the date of deposit in the United States mails, as follows:

                  If to the Company to:

                           HealthCare Integrated Services, Inc.
                           Shrewsbury Executive Center II
                           1040 Broad Street
                           Shrewsbury, New Jersey 07702
                           Fax: (732) 544-4070
                           Attn: Elliott H. Vernon

                  with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York 10174
                           Fax:  (212) 891-9598
                           Attn: Scott Zimmerman, Esq.

                  If to any Purchaser, to the address set forth below its respective signature.

                  d. This Agreement and exhibits and schedules hereto contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

     e. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  f. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by any other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

                  g. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. Each party hereto (i) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New York or any federal court sitting in the City of New York, State of New York for purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by any party hereto, (ii) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives in any such action, suit, or proceeding any offsets or counterclaims. Each party hereto hereby consents to service of process by certified mail at the address set forth in Section 13(c) hereof and agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other party hereto. Final judgment against any party, in any action, suit or proceeding shall be conclusive, and may be enforced in other jurisdictions (1) by suit, action or proceeding on the conclusive evidence of the fact and of the amount of any indebtedness or liability of the party therein described or (2) in any other manner provided by or pursuant to the laws of such other jurisdiction.

     h. Headings to the Sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading, of any Section.

                  i. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Delivery of a telecopied version of one or more signatures to this Agreement shall be deemed adequate delivery for purposes of this Agreement.

                  j. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     k. This Agreement is not transferable or assignable by the Company or the Purchasers.

                  IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement this 23rd day of August, 2000.

                                HEALTHCARE INTEGRATED SERVICES, INC.

                                By:/s/ Elliott H. Vernon
                                       Name: Elliott H. Vernon
                                       Title: Chairman/CEO

                                            HUNTINGTON STREET COMPANY

                                            By: /s/ Lindsay A. Rosenwald, M.D.


                                            Address: Paramount Capital Inc.
                                                     787 7th Avenue
                                                     New York, NY 10019


                                 VENTURETEK L.P.

                                            By: David Selengut
                                            Title: General Partner

                                            Address:  370 Lexington Avenue
                                                      19th Floor
                                                      New York, NY 10017

                                              EXHIBITS AND SCHEDULES

         SCHEDULE 1     -      Allocation of Common Shares among the Purchasers
         SCHEDULE 2     -      Wire Transfer Instructions
         SCHEDULE 4     -      Company Consents
         SCHEDULE 12    -      Use of Proceeds

              SCHEDULE 1  --  Allocation of Common Shares among the Purchasers



                                                  Purchase             Common
Name                                               Price                Stock
HUNTINGTON STREET COMPANY                         $350,000             158,203
VENTURETEK L.P.                                   $150,000             67,801

                    SCHEDULE 2-Wire Transfer Instructions

                   SCHEDULE 4-Company Consents

         1.  Consent of DVI Financial Services, Inc.
         2.  Consent of DVI Business Credit Corporation
         3.  Consent of holders of Series D Stock (otherwise breach of charter)
         5.  Listing of Common Shares (and Reset Shares, if any) with AMEX

                                            SCHEDULE 12-Use of Proceeds

     Fund $500,000 loan to  International  Commerce  Exchange  Systems,  Inc. as
contemplated   by  that  certain  letter  of  intent  between  the  Company  and
MedicalEdge.com, Inc.